Exhibit 99.1

UBS Warburg

Energy Conference

Jack Drosdick

May 20, 2003

Safe Harbor Statement

Those statements made during the course of this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Sunoco believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance, causing actual results to differ from those discussed during the presentation, including any uncertainties with respect to the consummation of certain recently announced pending acquisitions. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; nonperformance by major customers or suppliers; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties have been described more fully in Sunoco’s First Quarter Form 10-Q filed on May 14, 2003 and in other periodic reports filed with the Securities and Exchange Commission.

Sunoco undertakes no obligation to update publicly any forward-looking statements whether as a result of new information or future events.

Strategy: Profitably Grow Sunoco

Goal: Increase share price and lower volatility

By:  1.     Increasing income from existing assets

2.	Opportunistically growing all five businesses and / or buy back shares
3.	Maintaining a strong balance sheet and investor confidence
4.	Attracting investors with a long-term view

Strategy: Profitably Grow Sunoco

Goal: Increase share price and lower volatility

By:  1.     Increasing income from existing assets

2.	Opportunistically growing all five businesses and / or buy back shares
3.	Maintaining a strong balance sheet and investor confidence
4.	Attracting investors with a long-term view

Sunoco Performance

Sunoco EPS
$/share
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
1.07
4.82
4.85
(0.62)
1.12
1999
2000
2001
2002
1Q03

4

Sunoco Performance

Sunoco Performance

Sunoco EPS
$/share
Sunoco Share Price
$/share
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
48
40
32
24
16
8
0
Sunoco
1.07
4.82
4.85
(0.62)
1.12
1999
2000
2001
2002
1Q03

5

Sunoco Performance

Sunoco Performance

Sunoco EPS
$/share
Sunoco Share Price
$/share
6.00
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
48
40
32
24
16
8
0
4.82
4.85
1.07
(0.62)
1.12
Sunoco
Peer Average
S&P 500
1999
2000
2001
2002
1Q03

6

Sunoco Performance

Strategy: Profitably Grow Sunoco

Goal: Increase share price and lower volatility

By:  1.     Increasing income from existing assets

2.	Opportunistically growing all five businesses and / or buy back shares
3.	Maintaining a strong balance sheet and investor confidence
4.	Attracting investors with a long-term view

Refining and Supply

Pro-Forma (12/31/02)

Capital Employed (MM$) in Businesses

Largest	contributor to earnings and cash flow over past 4 years
average	ROCE of 11%
Increased	capacity and productivity
record	production in 2001/02
significant	competitive improvement in UEDC/EII
20%	capacity growth with Eagle Point

Retail Marketing

Pro-Forma (12/31/02)

Capital Employed (MM$) in Businesses

Steady	earnings and excellent return
average	14 % ROCE over

1997- 2002

Have	re-imaged and grown
net	increase of 470 sites

since 1996

Significant	new growth with

Speedway acquisition

expanded	geography

Chemicals

Pro-Forma (12/31/02)

Capital Employed (MM$) in Businesses

World-scale phenol and

polypropylene position

good	size chemical company

within Sunoco

Positive	income and cash flow

at bottom of the cycle

Equistar	transaction—strategic

backward integration in

polypropylene

Announced	divestiture of plasticizers
1¢/#	margin improvement

@ $0.50 /share

Other Businesses

Logistics
330
Refining
1,000
Chemicals
1,100
Marketing
700

Logistics

11

Other Businesses

Pro-Forma (12/31/02)

Capital Employed (MM$) in Businesses

Logistics

MLP	IPO in February 2002
efficient	growth vehicle
Value	up 43 % since IPO
Sunoco	interest $158 MM

Other Businesses

Coke
70
Logistics
330
Refining
1,000
Chemicals
1,100
Marketing
700

Logistics

Coke

12

Other Businesses

Pro-Forma (12/31/02)

Capital Employed (MM$) in Businesses

Logistics

MLP	IPO in February 2002
efficient	growth vehicle
Value	up 43 % since IPO
Sunoco	interest $158 MM

Coke

Significant	income and cash

flow contributor

$724	MM proceeds since 1995
Growth	potential — domestic

and international

Strategy: Profitably Grow Sunoco

Goal: Increase share price and lower volatility

By:  1.     Increasing income from existing assets

2.	Opportunistically growing all five businesses and / or buy back shares
3.	Maintaining a strong balance sheet and investor confidence
4.	Attracting investors with a long-term view

Strategy: Profitably Grow Sunoco

Goal: Increase share price and lower volatility

By:  1.     Increasing income from existing assets

2.	Opportunistically growing all five businesses and / or buy back shares
3.	Maintaining a strong balance sheet and investor confidence
4.	Attracting investors with a long-term view

Summary

Coke
70
Logistics
330
Refining
1,000
Chemicals
1,100
Marketing
700

15

Summary

Pro-Forma (12/31/02)

Capital Employed (MM$) in Businesses

Chemicals	value not yet evident . . . yet Sunoco performance still competitive and positive